Daily Income Fund

U.S. Government Portfolio

Institutional Service Class Shares (“Institutional Service Shares”) – No Ticker Symbol

SUMMARY PROSPECTUS

July 29, 2014

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RNT/DIF_InstitutionalService. You can also get this information at no cost by calling 1-800-994-6260 or by sending an e-mail request to rntfulfillment@rrd.com.

The Fund’s Prospectus and SAI, both dated July 29, 2014, and the Fund’s most recent shareholder report, dated March 31, 2014, are all incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the U.S. Government Portfolio is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses of the U.S. Government Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Institutional Service Shares of the U.S. Government Portfolio.

	U.S. Government Portfolio Institutional Service Shares
SHAREHOLDER FEES
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.12%
Distribution and Service (12b-1) Fees		0.25%
Other Expenses (includes Administration Fees listed below)		0.11%
Administration Fees	0.05%

Total Annual Fund Operating Expenses		0.48%
Fee Waivers (a)		0.01%

Total Annual Fund Operating Expenses After Fee Waivers		0.47%

(a)

The Manager and its affiliates have voluntarily agreed to waive their fees so that the total annual fund operating expenses paid by the U.S. Government Portfolio’s Institutional Service Shares (after voluntary waivers) will not exceed 0.47% (the “Expense Cap”) up to the date of the Portfolio’s next effective Prospectus. While the Manager and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the date of the Portfolio’s next effective Prospectus, these arrangements may only be terminated or the Expense Cap be increased with the approval of the Daily Income Fund’s Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Institutional Service Shares of the U.S. Government Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Service Shares of the U.S. Government Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a

1411 Broadway	28th Floor	New York, NY 10018	212.830.5345

5% return each year and that the Institutional Service Shares of the U.S. Government Portfolio’s operating expenses remain the same (taking into account the Expense Cap for year one). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Government Portfolio – Institutional Service Shares:	$48	$153	$268	$603

Principal Investment Strategies

The Daily Income Fund (the “Fund”) seeks to maintain investment portfolios with a dollar-weighted average maturity of 60 days or less, to value its investment portfolios at amortized cost and maintain a net asset value of $1.00 per share. The U.S. Government Portfolio seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in short-term, marketable securities and instruments issued or guaranteed by the U.S. Government or by its agencies or instrumentalities (“Government Securities”), with maturities of 397 days or less, and repurchase agreements calling for resale in 397 days or less backed by Government Securities. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this policy. The maturities of variable rate demand instruments held in the Portfolio will be deemed to be the longer of the period required before the Portfolio is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days. The U.S. Government Portfolio may also invest in loan participation interests where the borrower is the U.S. Government, or its agencies or instrumentalities.

The Portfolio’s investment manager considers the following factors when buying and selling securities for the Portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considers the overall yield of the Portfolio and how an individual purchase would impact the yield of the Portfolio, against the backdrop of the Portfolio’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Portfolio and how an individual purchase would impact the credit quality of the Portfolio, against the backdrop of the Portfolio’s overall investment objective.

Principal Risks

•	Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

•	The value of the Portfolio’s shares and the securities held by the Portfolio can each decline in value.

•	The amount of income the Portfolio generates will vary with changes in prevailing interest rates.

•	In June 2013, the Securities and Exchange Commission (“SEC”) proposed reforms to money market fund regulations, which, if adopted, may affect the Portfolio’s operations and/or return potential.

•	The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

•	An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other governmental agency.

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The U.S. Government Portfolio is exposed to the credit risk of the institutions that issue Government Securities. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the Portfolio.

•

Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio’s ability to sell the securities at any given time. Such securities also may lose value.

Risk/Return Bar Chart and Table

The following performance information provides some indication of the risks of investing in the Institutional Service Shares of the U.S. Government Portfolio. The bar chart shows changes in the Institutional Service Shares of the U.S. Government Portfolio’s performance from year to year. The table shows the Portfolio’s average annual total returns for the last one year, five year and since inception periods. While analyzing this information, please note that the Portfolio’s past performance is not an indication of how the Portfolio will perform in the future. The current 7-day yield for the Institutional Service Shares of the U.S. Government Portfolio may be obtained by calling the Fund at (212) 830-5345 or toll free at (800) 433-1918.

U.S. Government Portfolio – Institutional Service Shares

As of June 30, 2014, the U.S. Government Portfolio Institutional Service Shares had a year-to-date return of 0.01%.

The U.S. Government Portfolio Institutional Service Shares’ highest quarterly return was 1.22% for the quarter ended June 30, 2007; the lowest quarterly return was 0.00% for the quarter ended September 30, 2011.

Investors purchasing or redeeming shares through a Participating Organization may be charged a fee in connection with such service and, therefore, the net return to such investors may be less than the net return by investing in the Portfolio directly.

Average Annual Total Returns – For the period ended December 31, 2013

	One Year	Five Years	Since Inception (March 19, 2007)
Institutional Service Shares
Return Before Taxes:	0.01%	0.04%	0.85%

Management

Investment Manager: Reich & Tang Asset Management, LLC (the “Manager”) is the Portfolio’s investment manager.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem U.S. Government Portfolio Institutional Service Shares on any business day by written request via mail (Daily Income Fund, c/o Reich & Tang, 1411 Broadway – 28th Floor, New York, NY 10018), by bank wire, by electronic funds transfer or through a financial intermediary. The minimum initial investment amount is $100,000 and the minimum amount for subsequent investments is $1,000.

Tax Information

The Portfolio’s distributions are taxable as ordinary income, except when your investment is through an IRA, 401(k) plan or other tax-advantaged plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Portfolio and/or its Manager may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Daily Income Fund

U.S. Government Portfolio

Institutional Service Class Shares

Summary Prospectus

July 29, 2014